Exhibit 99.1

Curtiss - Wright Proxy Update Presentation April 2013

Recap of the First Two Years of Say on Pay • In April 2011, ISS and Glass - Lewis recommended an “Against” vote for Curtiss Wright’s “Say on Pay” proposal and the Shareholders voiced their concerns by voting similarly to ISS and GL • In 2011 & 2012, Management, the Executive Compensation Committee, and the Executive Compensation Consultant worked together to develop a pay program to improve pay - for - performance linkage and gain Say on Pay support in 2012 • In October 2011, Management and the Executive Compensation Committee communicated our revised pay program to ISS, GL and its Shareholders • In April 2012, Curtiss - Wright received a more favorable outcome 2

Changes and Favorable SOP in 2012 3 Past Compensation Practices Changes in 2012 • Target pay at 75th %ile • Target pay shift to 50th %ile for similar sized peers – NEOs STI/LTI targets reduced and adjusted over 3 years to meet 50th %ile • NEO Individual weighting 40% of STI goal • NEO Individual weighting 20% of STI goal • Annual Incentive Financial Measures • Operating Income vs. target • Annual Incentive Financial Measures – Relative Op. Inc. Margin vs. Peers – CF from Ops. Conversion vs. Peers • Long - Term Incentive Mix – 20% Options – 20% Restricted Stock Units ( RSUs) – 30% Performance Share Units (PSUs) – 30% Cash - Based Performance Units ( PUs) • LT Incentive Mix – 0% Options – 30% RSUs – 30% PSUs – 40% Cash - Based PUs • PSU Measures – Net income vs. target – Net Income as percent of sales vs. peers • PSU Measures – TSR vs. Peers • Cash - Based PU measures – ROC vs. target – Sales Growth vs. target • Cash - Based PU measures – ROC vs. Peers – Sales Growth vs. Peers • CEO had single trigger CIC provision • CEO voluntarily forfeited single trigger Change in Control (CIC) provision • Eliminated future CIC agreements with excise tax gross - ups • No burn rate commitment • Commitment to keep burn rate close to 2% • SOP “Yes”: 37% • SOP “Yes”: 96%

New Developments • Compensation Committee: Two new members have joined the Executive Compensation Committee • Compensation Consultant: The Compensation Committee had replaced Pay Governance LLC with Farient Advisors LLC • Management: – David Adams has been named President and Chief Operating Officer of Curtiss - Wright Corporation – Paul Ferdenzi has been named Vice President – Human Resources, Associate General Counsel and Assistant Secretary of Curtiss - Wright Corporation 4

Practical Issues with Relative Financial Goals • Relative TSR measure works well • But relative financial performance benchmarks in Short - and Long - term plans have created issues – Does not encourage senior managers to drive business unit strategic plans through established goals and objectives – Creates disconnect between senior managers and lower level managers for whom peer company performance is less relevant (driven more by direct market comparisons) – Creates practical issues in that not all peer performance is reported in time to make payouts in compliance with I.R.C. code 5

Modifications for 2013 6 2012 Compensation Practices Changes for 2013 • Target pay shift to 50th %ile for similar sized peers – NEOs STI/LTI targets reduced and adjusted over 3 years to meet 50th %ile • No change from 2012 • NEO Individual weighting 20% of STI goal • No change from 2012 • Annual Incentive Financial Measures – Relative Op. Inc. Margin vs. Peers – Cash Flow from Ops. Conversion vs. Peers • Annual Incentive Financial Measures – Operating Income vs. target – Operating Cash Flow vs. target • LT Incentive Mix – 0% Options – 30% RSUs – 30% PSUs – 40% Cash - Based PUs • LT Incentive Mix – 0% Options – 30% RSUs – 40% PSUs – 30% Cash - Based PUs • PSU Measures – TSR vs. Peers • No change from 2012 • Cash - Based PU measures – ROC vs. Peers – Sales Growth vs. Peers • Cash - Based PU measures – Return on Net Assets (RONA) vs. target – Sales Growth vs. target • CEO voluntarily forfeited single trigger Change in Control (CIC) provision • Eliminated future CIC agreements with excise tax gross - ups • No change from 2012 • Commitment to keep burn rate close to 2% • No change from 2012 CW 2013 Changes to Pay Programs

Robust Goal - Setting in Relative Context 7 Company Historical Performance Company Annual Budget Historical Total Shareholder Return Prospective Total Shareholder Return Industry Index (if available) Peer Historical Performance Cost of Capital Analyst Views: Industry Company Peers Shareholder Value Models (i.e., performance needed to support the stock price) Company Goal Goal - Setting Process Peer Goals (to be completed in 2013)

Short - Term MICP: Funded Primarily by Financial Success 8 (1) Interpolate for performance between discrete points 2013 Short - Term MICP Weighting CW Business Unit Individual Award as a % of Target (1) Operating Income Operating Cash Flow Operating Income Operating Cash Flow Individual Performance Weighting: Corporate Executives 60% 20% 0% 0% 20% Top Business Unit Execs 15% 0% 45% 20% 20% Other Officers 60% 0 – 10% 0% 0% 30 – 40% Other BU Participants 0% 0% 60% 20% 20% Leverage: Maximum Individual Ratings 200% Target 100% Threshold 50% Below Threshold 0% Confidential

Long - Term Incentive Plan (LTIP): Balance of Measures 9 2013 - 2015 PSU 2013 - 2015 Cash - Based PU Plan CW Level CW Level Business Unit TSR vs. Peers Payout % of RONA (2) Sales Growth RONA (2) Sales Growth Payout % of (%ile) Target (1) (%) (CAGR %) (%) (CAGR %) Target (1) Weighting Corporate Executives 100% 50% 50% 0% 0% Top Business Unit Execs 100% 0% 0% 50% 50% Other Officers 100% 50% 50% 0% 0% Other BU Participants 100% 0% 0% 50% 50% Leverage Maximum ≥ 90 th 200% 200 % Target 50 th 100% 100 % Threshold 25 th 50% 25 % Below Threshold < 25th 0% 0% (1) Interpolate for performance between discrete points (2) Return on Net Assets ( RONA) defined as Net Income / Avg . Net Assets (Total Assets excluding Goodwill Less Current Liabilities ) 2013 PSU and Cash - Based PU Plans Confidential

NEOs Moving Closer to P50 Targets 10 Short - Term MICP Target % Long - Term LTI Target % Position 2011 2012 2013 2011 2012 2013 Chairman & CEO 105% 105% 105% 375% 285% 270% President & COO 90% 85% 85% 260% 240% 240% President, Flow Control 90% 85% 75% 260% 240% 175% V.P. - Finance (CFO) 80% 75% 75% 250% 210% 185% President CW Controls 75% 75% 75% 195% 195% 185% VP, Gen’l Counsel & Sec’y 70% 60% 60% 185% 130% 130% Changes to Incentive Targets • Salary changes – No change to CEO – Only promotional/market adjustments for a few others

Pay for Performance: Continued Priority • Compensation philosophy targeted at P50 for similarly - size peers • NEOs’ incentive targets to P50 over 3 years • Balanced use of performance measures that drive TSR • Heavier weighting on PSU Plan, driven by relative TSR • Absolute STI and LTI incentive goals based on both internal and external context. • Continued management of burn rate 11